MASSMUTUAL PREMIER FUNDS

MassMutual Premier Main Street Small Cap Fund

Supplement dated March 2, 2011 to the

Summary Prospectus dated March 1, 2011, revised as of March 2, 2011

This supplement provides new and additional information beyond that contained in the Summary Prospectus. It should be retained and read in conjunction with the Summary Prospectus.

Important Notice Regarding Change in Investment Policy

The 80% test relating the name of the MassMutual Premier Main Street Small Cap Fund to the Fund’s principal investments, as required by Rule 35d-1 under the Investment Company Act, has been changed below to correspond to the Fund’s new name, the MassMutual Premier Main Street Small/Mid Cap Fund. These changes will take effect on May 1, 2011.

The following information replaces similar information found in the first paragraph under Principal Investment Strategies:

The Fund invests primarily in common stocks of small- and mid-capitalization U.S. companies that the Fund’s subadviser, OFI Institutional Asset Management, Inc. (“OFI Institutional”), believes have favorable business trends or prospects based on fundamental analysis and quantitative models. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2500TM Index (as of January 31, 2011, between $20 million and $12.62 billion). The Fund typically invests most of its assets in equity securities of U.S. companies, but may invest in foreign securities, including emerging market securities. The Fund generally will not invest more than 15% of its total assets in foreign securities. The Fund may hold a portion of its assets in cash or cash equivalents.

The following information supplements the information found under Principal Investment Strategies:

In constructing the portfolio, the Fund seeks to limit exposure to so-called “top-down” or “macro” risks, such as overall stock market movements, economic cycles, and interest rate or currency fluctuations. Instead, the portfolio managers seek to add value by selecting individual securities with superior company-specific fundamental attributes or relative valuations that they expect to outperform their industry and sector peers. This is commonly referred to as a “bottom-up” approach to portfolio construction. The portfolio managers consider stock rankings, benchmark weightings and capitalization outlooks in determining security weightings for individual issuers.

The following information supplements the information found under Average Annual Total Returns:

	One Year	Since 10/2/06
Russell 2500 Index(1) (reflects no deduction for fees, expenses or taxes)	26.71%	4.10%

(1)	Going forward, the Fund’s performance will be compared to the Russell 2500 Index rather than the Russell 2000 Index because the Russell 2500 Index more closely represents the Fund’s investment strategy.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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MASSMUTUAL PREMIER FUNDS

MassMutual Premier Small Company Opportunities Fund

Supplement dated March 2, 2011 to the

Summary Prospectus dated March 1, 2011, revised as of March 2, 2011

This supplement provides new and additional information beyond that contained in the Summary Prospectus. It should be retained and read in conjunction with the Summary Prospectus.

Important Notice Regarding Change in Investment Policy

The 80% test relating the name of the MassMutual Premier Small Company Opportunities Fund to the Fund’s principal investments, as required by Rule 35d-1 under the Investment Company Act, has been changed below to correspond to the Fund’s new name, the MassMutual Premier Small/Mid Cap Opportunities Fund. These changes will take effect on May 1, 2011.

The following information replaces similar information:

Investment Objective:

This Fund seeks capital appreciation.

The following information replaces similar information found in the first paragraph under Principal Investment Strategies:

The Fund invests primarily in common stocks of small- and mid-capitalization U.S. companies that the Fund’s subadviser, OFI Institutional Asset Management, Inc. (“OFI Institutional”), believes have favorable business trends or prospects based on fundamental analysis and quantitative models. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2500TM Index (as of January 31, 2011, between $20 million and $12.62 billion). The Fund typically invests most of its assets in equity securities of U.S. companies, but may invest in foreign securities, including emerging market securities. The Fund generally will not invest more than 15% of its total assets in foreign securities. The Fund may hold a portion of its assets in cash or cash equivalents.

The following information supplements the information found under Principal Investment Strategies:

In constructing the portfolio, the Fund seeks to limit exposure to so-called “top-down” or “macro” risks, such as overall stock market movements, economic cycles, and interest rate or currency fluctuations. Instead, the portfolio managers seek to add value by selecting individual securities with superior company-specific fundamental attributes or relative valuations that they expect to outperform their industry and sector peers. This is commonly referred to as a “bottom-up” approach to portfolio construction. The portfolio managers consider stock rankings, benchmark weightings and capitalization outlooks in determining security weightings for individual issuers.

The following information supplements the information found under Average Annual Total Returns:

	One Year	Five Years	Ten Years
Russell 2500 Index(1) (reflects no deduction for fees, expenses or taxes)	26.71%	4.86%	6.98%

(1)	Going forward, the Fund’s performance will be compared to the Russell 2500 Index rather than the Russell 2000 Index because the Russell 2500 Index more closely represents the Fund’s investment strategy.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

11-01